UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A (Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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M Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M FUND, INC.

May 9, 2011

Dear Policy Owner:

You are the owner of a variable life insurance or annuity policy, and some (or all) of your policy's cash value is invested in M Fund, Inc. Although your insurance company is the legal owner of those shares of M Fund, Inc., you have certain voting privileges with respect to the shares attributable to your policy's cash value. Accordingly, we are writing to ask for your vote approving certain items described in the enclosed proxy statement and as outlined, for your convenience, in this letter. Your vote is extremely important, so we urge you to read all material carefully and vote your shares promptly.

There are two proposals as described below. Shareholders of each of the Funds are being asked to vote on Proposal 1. Shareholders of the M International Equity Fund are being asked to vote on Proposal 1 and Proposal 2.

1.  Election of the Current Directors of the M Fund, Inc.

You will find information about each Director's experience and tenure in the proxy statement. Shareholders are being asked to re-elect the current Directors that were previously elected by shareholders and to elect the Directors that were previously appointed by the Board because federal law requires that two-thirds of Directors be elected by the shareholders. Having all Directors elected or re-elected by the shareholders at this time facilitates the appointment of future Directors by the Board should it become necessary, as long as two-thirds of the resulting Board of Directors were elected by shareholders.

2.  Approval of an Amendment to the Investment Advisory Agreement with regard to the M International Equity Fund

The Investment Advisory Agreement is being amended with regard to the M International Equity Fund to reflect an increase in the management fee for the Fund. The amendment requires approval by the shareholders of the Fund. In addition, we are also providing information on the change in sub-adviser for the M International Equity Fund. The Board of Directors of M Fund, Inc. approved the appointment of Northern Cross, LLC to replace Brandes Investment Partners, L.P. as the sub-adviser of the M International Equity Fund. The Company has been granted an exemptive order by the Securities and Exchange Commission that allows the Adviser, subject to certain conditions, to enter into a new sub-advisory agreement with an unaffiliated entity without obtaining shareholder approval.

Remember—your vote counts!

We cannot overemphasize the importance of your vote, regardless of how many shares you own. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming, expensive and may delay the meeting scheduled for June 17, 2011. A proxy solicitation firm, Broadridge Financial Solutions, Inc., may call to remind you to return your proxy.

Vote by mail, via the internet, or by toll-free telephone.

You may vote by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the internet or by calling a toll-free number from a touch-tone phone. Please see your proxy card for more information and voting instructions. If you do vote via the internet or by phone, you do not need to mail your proxy card. If you want to change your vote you may do so using the proxy card, telephone or the internet.

Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial adviser. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 888-736-2878.

Sincerely,

/s/ JoNell Hermanson

JoNell Hermanson
President, M Fund, Inc.

M Fund, Inc.
M International Equity Fund
M Large Cap Growth Fund
M Capital Appreciation Fund
M Business Opportunity Value Fund

M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

May 9, 2011

A special meeting (the "Meeting") of the shareholders of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund, each a series of M Fund, Inc. (each a "Fund" and collectively, the "Funds") will be held at 10:00 a.m. Pacific Time on June 17, 2011 at the offices of M Financial Investment Advisers, Inc. located at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209 for the following purposes:

1.  To elect Directors of M Fund, Inc. ("Proposal 1")

2.  To approve an amendment to the investment advisory agreement with regard to M International Equity Fund with M Financial Investment Advisers, Inc. ("Proposal 2")

3.  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on April 18, 2011 are entitled to notice of and to vote at the Meeting and any adjourned session. Shareholders of each of the Funds are being asked to vote on Proposal 1. Shareholders of the M International Equity Fund are being asked to vote on Proposal 1 and Proposal 2.

By order of the Board of Directors,

DAVID LEES, Secretary and Treasurer

PLEASE RESPOND. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO TELEPHONE AND INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE PROXY CARD BE RETURNED PROMPTLY.

May 9, 2011

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts

(1) ABC Corp.	ABC Corp.

(2) ABC Corp.	John Doe, Treasurer

(3) ABC Corp. c/o John Doe, Treasurer	John Doe

(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	John B. Doe, Trustee

(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith

(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Instructions for Voting by Telephone

Call 1-888-221-0697 and follow the simple instructions. Have your proxy card ready.

You do not need to return your proxy card if you vote by telephone.

Instructions for Voting over the Internet

To provide voting instructions via the internet follow the four easy steps below.

1.  Read the accompanying proxy information and proxy card.

2.  Go to www.proxyweb.com.

3.  Enter the "CONTROL NO." from the upper right hand corner of your proxy card.

4.  Follow the simple online instructions.

You do not need to return your proxy card if you vote via the internet.

PROXY STATEMENT

M Fund, Inc.
M International Equity Fund
M Large Cap Growth Fund
M Capital Appreciation Fund
M Business Opportunity Value Fund

M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209

The Board of Directors of M Fund, Inc. (the "Directors") are soliciting proxies from the shareholders of M International Equity Fund, M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund, each a series of M Fund, Inc. (each a "Fund" and collectively, the "Funds") in connection with a special meeting (the "Meeting") of shareholders of the Funds. The Meeting has been called to be held at 10:00 a.m. Pacific Time on June 17, 2011 at the offices of M Financial Investment Advisers, Inc. located at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209. The Meeting notice, this Proxy Statement and proxy card are being sent to shareholders of record as of April 18, 2011 (the "Record Date") beginning on or about May 9, 2011. Please read this Proxy Statement and keep it for future reference.

Each Fund has previously sent its annual report dated December 31, 2010 and its semiannual report dated June 30, 2010 to its shareholders. A copy of each Fund's most recent annual report and semiannual report may be obtained without charge by writing to M Fund, Inc., Attention: Kathy Wolf, M Fund, Inc. Administrator, at the address set forth above or by calling (888) 736-2878. In addition, each Fund's most recent annual report and semiannual report are available on its website at www.mfin.com. (Click on "What We Do," then on "M Funds" and then "Annual Report" or "Semi Annual Report".)

The only items of business that the Directors expect will come before the Meeting are (Proposal 1) the election of Directors and (Proposal 2) the approval of an amendment to the investment advisory agreement between M Financial Investment Advisers, Inc. and M Fund, Inc. with regard to M International Equity Fund. The shareholders of each of the Funds are being asked to vote on Proposal 1. The shareholders of the M International Equity Fund are being asked to vote on Proposal 1 and Proposal 2 as outlined in the table below.

Applicable Proposals:
Fund	Proposal 1	Proposal 2
M International Equity Fund	X	X

M Large Cap Growth Fund	X

M Capital Appreciation Fund	X

M Business Opportunity Value Fund	X

PROPOSAL 1: ELECTION OF DIRECTORS

Background

The purpose of this proposal is to elect a Board of Directors for M Fund, Inc. (the "Company"). Pursuant to the provisions of Company's current Articles of Incorporation, the Directors have determined that the number of Directors shall be fixed at six. It is intended that the persons named as proxies will vote in favor of the election of all of the six nominees listed below, unless such authority has been withheld. Should the nominees be elected, each nominee's term of office will be until his or her successor is elected and qualified. If a nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Directors may vote to fix the number of Directors at fewer than six or to leave a vacancy in the Board. The required vote is discussed below in "Other Information-Required Vote". All nominees named below are currently Directors of the Company and have served in that capacity continuously since originally elected or appointed. None of the nominees are related to each other. The nominees listed under "Nominees for Independent Director" are Independent Directors, that is they are not "interested persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company. The nominees listed under "Nominees for Interested Director" are "interested persons," as defined in the 1940 Act, of the Company by virtue of their ownership of M Financial Holdings Incorporated, which controls M Financial Investment Advisers, Inc. ("MFIA" or the "Adviser").

Shareholders are being asked to re-elect the current Directors that were previously elected by shareholders and to elect the Directors that were previously appointed by the Board because federal law requires that two-thirds of Directors be elected by the shareholders. Having all Directors elected or re-elected by the shareholders at this time facilitates the appointment of future Directors by the Board should it become necessary, as long as two-thirds of the resulting Board of Directors were elected by shareholders. If the nominees are not elected by shareholders, the Board of Directors will continue to serve until the earlier of their death, resignation or election and qualification of their successors. In addition, another proxy solicitation, at the shareholders expense, may be required in the future in order to comply with the requirements for election of Directors under federal law.

Information about the Nominees

Set forth below are the names of the Nominees together with certain information about them. The address of each nominee is 1125 NW Couch St., Suite 900, Portland, OR 97209.

Nominees for Independent Director

Name and Date of Birth	Position(s) Held with Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Gerald Bidwell (Born: 6/6/42)	Director and Chairman of the Board	Indefinite Fifteen Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Neil E. Goldschmidt (Born: 6/16/40)	Director	Indefinite Fifteen Years	Retired. Through 2005, President, Neil Goldschmidt, Inc. (law firm).	4	N/A

Allan S. Bufferd (Born: 8/10/37)	Director and Audit Committee Chairman	Indefinite Five Years	Retired. Through 2006, Treasurer of The Massachusetts Institute of Technology. 2005-2006 President of Massachusetts Institute of Technology Investment Management Company.	4	Och-Ziff Capital Management Group; City of London Investment Management Group, Ltd.

Bruce W. Madding (Born: 7/02/51)	Director	Indefinite Three Years	President, C.M. Capital Corp from July 2010 to present; Senior Vice President, Chief Financial Officer and Chief Investment Officer for the Henry J. Kaiser Family Foundation from 1988 to June 2010.	4	N/A

* In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

Nominees for Interested Director

Name and Date of Birth	Position(s) Held with Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Peter W. Mullin[1] (Born: 1/14/41)	Director	Indefinite Fifteen Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency).	4	Avery Dennison; Mrs. Fields Original Cookies, Inc.

Name and Date of Birth	Position(s) Held with Fund	Term of Office * and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
Lawton Nease[2] (Born: 11/2/43)	Director	Indefinite One Year	President, Nease, Lagana, Eden & Culley (life insurance advisory firm)	4	NLEC, McCamish Systems.

* In accordance with the Company's current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Company's Articles of Incorporation.

1 Mr. Mullin is deemed to be interested because he owns 20.99% of M Financial Holdings Incorporated, which controls the Adviser.

2 Mr. Nease is deemed to be interested because he is a Director of the Adviser and he owns 1.98% of M Financial Holdings Incorporated, which controls the Adviser.

Consistent with M Financial Group's focus on client advocacy and leadership, the M Fund Board of Directors continues to provide valuable direction and insight that fuel differentiation. While there are no formal qualification requirements, Directors have certain perspectives, credentials, skills, and levels of experience that enhance their ability to serve on the M Fund Board, including:

(i)  knowledge of mutual funds, insurance, and/or financial services;

(ii)  a reputation for high professional integrity; and

(iii)  an ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board and the Adviser.

Beyond that, the Board does not have any formal policy for the consideration of diversity.

The following is a summary of the specific qualifications and experience of each Director:

Gerald Bidwell: Mr. Bidwell is an experienced business executive with over 27 years experience in the financial services industry. His experience includes various chief executive positions. He has a Bachelors degree in Finance. He has served on the Company's Board of Directors and related Committees for fifteen years and possesses significant experience regarding the Company's operations and history.

Neil E. Goldschmidt: Mr. Goldschmidt is an experienced business executive with over 40 years experience in business and government. His experience includes high level positions with the state and federal government, executive positions in private business and service as a director or trustee of various public companies and foundations. He has a law degree. He has served on the Company's Board of Directors and related Committees for fifteen years and possesses significant experience regarding the Company's operations and history.

Allan S. Bufferd: Mr. Bufferd is an experienced business executive with over 39 years experience in the financial services industry. His experience includes management and service as a director or trustee of various investment funds, foundations and public companies. He has a Doctorate of Science and a law degree. He has served on the Company's Board of Directors and related Committees for five years and possesses significant experience regarding the Company's operations and history.

Bruce W. Madding: Mr. Madding is an experienced business executive with over 20 years experience in the financial services industry. His experience includes chief executive and chief financial officer positions and service as a director or trustee for various foundations. He has a Masters degree in Business Administration and is a Certified Public Accountant. He has served on the Company's Board of Directors and related Committees for three years and possesses significant experience regarding the Company's operations and history.

Peter W. Mullin: Mr. Mullin is an experienced business executive with over 30 years experience with executive compensation and benefit issues. His experience includes various chief executive positions and service as a director or trustee of various public companies and foundations. He has a Bachelors degree in Economics. He has served on the Company's Board of Directors and related Committees for fifteen years and possesses significant experience regarding the Company's operations and history.

Lawton Nease: Mr. Nease is an experienced business executive with 40 years experience planning for estates and businesses in the affluent marketplace. His experience includes various chief executive positions and service as a director or trustee of various public companies and foundations. He has a Masters degree in Business Administration and a Doctorate in Business. He has served on the Company's Board of Directors and related Committees for one year.

If a vacancy exists on the Board of Directors for any reason, the remaining Directors will fill such vacancy by appointing another Director so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders. If, at any time, less than a majority of the Directors holding office has been elected by the shareholders, the Directors then in office will promptly call a shareholders' meeting for the purpose of electing Directors. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Directors. Therefore, re-electing the current directors will help allow the Board to appoint new directors to fill any vacancies that occur, and may reduce the need for, and avoid the expense of, future shareholder meetings and proxy solicitations.

The Board of Directors of the Company is currently composed of two interested and four Independent Directors. The Board of Directors held a total of four meetings during the fiscal year ended December 31, 2010. All Directors attended all of the Board and relevant committee meetings held during the Company's last fiscal year.

Information about the Officers

The table below provides certain information about the officers of the Company including their dates of birth, positions, terms of office and length of time served, and principal occupations during the past five years. The business address of each Officer is 1125 NW Couch St., Suite 900, Portland, OR 97209.

Name and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
JoNell Hermanson (Born: 7/25/59)	President	One Year Four Years*	President of M Financial Wealth Partners, Inc., and M Financial Assets Management, Inc. 2008-present; Vice President of M Financial Group, Inc., 2004-present; President, M Financial Investment Advisers, Inc. February 2010-present

David Lees (Born: 2/1/65)	Secretary and Treasurer	One Year Four Years	Accounting Director, M Financial Group; Secretary and Treasurer, M Financial Investment Advisers, Inc.

Shannon Hartwell (Born: 7/19/70)	Chief Compliance Officer	One Year Five Years	Chief Compliance Officer, M Financial Investment Advisers, Inc. 2006-present; Corporate attorney, Perkins Coie, LLP 2000-2006

* Includes Ms. Hermanson's previous service as Chief Compliance Officer of the Company from 2005-2006 and her service as Vice President from 2009-2010.

There is no family relationship between any of the Directors or Officers listed above.

No Independent Director or member of his immediate family has an ownership interest in any of the Adviser, principal underwriter, or any company directly or indirectly controlling or under common control with, the Adviser or underwriter.

Standing Board Committees

The Company is governed by a Board of Directors, which is responsible for generally overseeing the conduct of Company business and for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Company and review each Fund's performance.

The Board is led by the Chairman of the Board who is elected annually and is not an "interested person" of the Company for purposes of the 1940 Act. The position of Chairman is separate from the position of President. The Company believes this leadership structure is appropriate because having a non-interested Director serve as Chairman provides the Board with a measure of independence, while having an executive officer of the Adviser serve as President brings extensive knowledge of the Company's day-to-day operations to the executive function. Mr. Bidwell, an Independent Director, currently serves as the Chairman of the Board and Ms. Hermanson, the President of the Adviser, currently serves as President of the Company.

The Board of Directors oversees risk management for the Company in several ways. The Board receives regular reports from the chief compliance officer for the Company, detailing the results of testing of each Fund's compliance with its Board-adopted policies and procedures, its investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management related issues regarding the Company with the Board and solicits the Board's input on many aspects of management, including potential risks to the Company. The Board's Audit Committee also receives reports on various aspects of risk that might affect the Company and offers advice to management, as appropriate. The Directors also meet in executive session with independent counsel, the chief compliance officer and representatives from management, as needed.

The Company has two standing Committees, the Audit Committee and the Governance Committee. The Audit and Governance Committees were established by the Board at a meeting held on February 10, 2004. Messrs. Bidwell, Madding, Goldschmidt, and Bufferd are members of the Audit and Governance Committees of the Board. None of the members of the Audit Committee and Governance Committee are interested persons of the Company as defined in the 1940 Act. Mr. Bufferd is Chairman of the Audit Committee. The Audit Committee operates under a written charter approved by the Board. The purposes of the Audit Committee include overseeing the accounting and financial reporting processes of the Funds and the audits of the Funds' financial statements. Accordingly, the Committee assists the Board in its oversight of (i) the integrity of the Funds' financial statements; (ii) the independent accountants' qualifications and independence; and (iii) the performance of the independent accountants. Mr. Bidwell is Chairman of the Governance Committee. The Company's Governance Committee, among other things, nominates persons to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees for the position of Director recommended by shareholders. During the past calendar year, the Audit Committee met twice and the Governance Committee met once.

Ownership of Fund Shares

As of the date of this Proxy Statement, none of the Board Nominees is a beneficial owner of shares of a Fund. Beneficial ownership is defined to mean a direct or indirect pecuniary interest in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (the "Exchange Act").

Director Compensation

The Company pays no compensation to its officers, other than the Chief Compliance Officer. Each of the Interested Directors of the Company, receives $1,500 per meeting of the Board that he attends. An Interested Director does not receive an annual retainer. Each Independent Director receives an annual retainer of $20,000 plus $1,500 per meeting of the Board that he attends. Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends. The Chairman of the

Board and Chairman of the Audit Committee each receive additional annual compensation of $10,000 annually.

The Company does not provide retirement or pension benefits to the Directors.

During the year ended December 31, 2010, the Directors who are each an "Interested Person" of the Company for purposes of the 1940 Act received the following compensation from the Company:

Name of Person, Position	Aggregate Compensation from the Company*	Pension or Retirement Benefits Accrued as Part of the Company's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors
Peter W. Mullin Director	$1,500	$0	$0	$1,500
Lawton Nease Director	$1,500	$0	$0	$1,500

* Effective October 1, 2010, the Company pays $1,500 to each of its interested directors for attendance at each Board meeting that the interested director attends.

During the year ended December 31, 2010, the Directors of the Company who are not "Interested Persons" of the Company for purposes of the 1940 Act received the following compensation from the Company:

Name of Person, Position	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of the Company's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Company and Fund Complex Paid to Directors
Gerald Bidwell Director and Chairman of the Board	$39,000	$0	$0	$39,000
Neil E. Goldschmidt Director	$29,000	$0	$0	$29,000
Allan S. Bufferd Director and Chairman of the Audit Committee	$39,000	$0	$0	$39,000
Bruce Madding Director	$29,000	$0	$0	$29,000

Independent Registered Public Accounting Firm

At the regular meeting of the Board of Directors on March 1, 2011, BBD, LLP ("BBD") was selected and approved by the Board to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011. If requested by any Shareholder at a reasonable time before the Meeting, a

Representative of BBD will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. BBD is located at 1835 Market Street, 26th Floor, Philadelphia, PA 19103.

The following table sets forth the aggregate fees billed for professional services rendered to the Company by BBD for the fiscal year ended December 31, 2009 and December 31, 2010.

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year ended December 31, 2009	$76,000	$0	$10,500	$0
Fiscal Year ended December 31, 2010	$78,500	$0	$10,500	$0

The Audit Committee approved 100% of the audit-related, tax and all other fees described in the table above. The aggregate fees billed by BBD for non-audit services rendered to the Company, the Company's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Company's investment adviser that provides ongoing services to the Company for the fiscal year ended December 31, 2009 and December 31, 2010 were $10,500 and $10,500, respectively. The Audit Committee considered any fees paid to the independent registered public accountants by the Company's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the Company's investment adviser and determined that these fees, if any, did not impact the independence of the registered public accounting firm.

Nomination and Election of Directors by Shareholders

The Articles of Incorporation do not provide for the annual election of Directors. However, in accordance with the 1940 Act, (i) the Company will hold a shareholders' meeting for the election of Directors at such time as less than a majority of the Directors holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

Shareholder Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Board of Directors, M Fund, Inc., 1125 NW Couch St., Suite 900, Portland, OR 97209. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH NOMINEE.

PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT FOR THE M INTERNATIONAL EQUITY FUND

Overview and Related Information

On March 1, 2011, the Directors approved an amendment to the Investment Advisory Agreement with MFIA for the M International Equity Fund to increase the management fee of the Fund (the "Amendment"). The management fee is increasing to accommodate a change in the sub-adviser of the M International Equity Fund as described later in this proxy statement. Under the 1940 Act, an increase in the management fee of a fund is considered a material change and requires the approval of the shareholders of the fund. After carefully considering a variety of factors (as described below under "Basis for Directors' Approval of the Amendment"), the Directors voted on March 1, 2011 to approve the Amendment. The Directors recommend that shareholders of the M International Equity Fund approve the Amendment.

Description of MFIA

MFIA is the investment adviser of M International Equity Fund. MFIA also advises M Large Cap Growth Fund, M Capital Appreciation Fund and M Business Opportunity Value Fund. As of December 31, 2010, MFIA had approximately $641.4 million in assets under management, all of which were assets of the Company. MFIA is controlled by M Financial Holdings Incorporated, which owns 100% of the voting securities of MFIA. MFIA was organized on September 11, 1995. Although MFIA is not primarily responsible for the daily management of the Funds, it oversees the management of the assets of the Funds by each of the sub-advisers. In turn, each sub-adviser is responsible for the day-to-day management of a specific Fund.

M Financial Holdings Incorporated does business under the name M Financial Group. M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Company and receives, from insurance carriers, compensation based, in part, upon the volume of insurance premiums generated by its participating agents. Shareholders should be aware that these direct and indirect compensation arrangements may create economic incentives that could influence recommendations for the Funds. These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of "base" or standard contractual features; and (iii) products or services which provide revenue, including override commissions or potential reinsurance profits, to M Financial Group and could indirectly provide incentives to producers to recommend such products over similar products or services that do not provide revenue to M Financial Group.

Names, Addresses and Principal Occupations of Each Executive Officer and Each Director of MFIA

Name	Address	Principal Occupation
Michael J. Kiley	1125 NW Couch St., Suite 900, Portland, OR 97209	President and CEO, Chamberlain Group.

Malcolm L. Cowen, II	1125 NW Couch St., Suite 900, Portland, OR 97209	President, Cornerstone Advisors Asset Management, Inc.; Board Member, Cornerstone Institutional Investors, Inc., Cornerstone Financial Consultants, Inc., and Cornerstone Advisors Asset Management, Inc.

Victor Palmieri	1125 NW Couch St., Suite 900, Portland, OR 97209	Director, M Financial Holdings; Retired Vice Chairman and General Counsel of MullinTBG.

Morey Goldberg	1125 NW Couch St., Suite 900, Portland, OR 97209	Principal, CMS Companies.

Lawton M. Nease, III	1125 NW Couch St., Suite 900, Portland, OR 97209	President, Nease, Lagana, Eden & Culley, Inc.

Richard Mack	1125 NW Couch St., Suite 900, Portland, OR 97209	President, Mack Financial Group.

JoNell Hermanson	1125 NW Couch St., Suite 900, Portland, OR 97209	President, M Financial Wealth Partners, Inc., M Financial Asset Management, Inc.; MFIA; and M Fund, Inc.

David Lees	1125 NW Couch St., Suite 900, Portland, OR 97209	Accounting Director, M Financial Group; Secretary and Treasurer, MFIA and M Fund, Inc.

Shannon Hartwell	1125 NW Couch St., Suite 900, Portland, OR 97209	Chief Compliance Officer, MFIA and M Fund, Inc.

Description of the Current Investment Advisory Agreement

MFIA has acted as adviser for the M International Equity Fund (the "Fund") since its inception, and currently acts as the Fund's adviser pursuant to an investment advisory agreement dated September 1, 2001 (the "Current Advisory Agreement"). The Directors of the Company approved the Current Advisory Agreement at a meeting held on November 20, 1995 and last approved the continuance of the Current Advisory Agreement at a meeting held on March 1, 2011. The Current Advisory Agreement was last approved by the Fund's shareholders on October 12, 2009. The purpose of submission of the Current Advisory Agreement to shareholders at such time was due to an increase in the management fee for the M Large Cap Growth Fund.

Under the Current Advisory Agreement, MFIA assumes overall responsibility, subject to the ongoing supervision of the Company's Board of Directors, for administering all operations of the Company and for monitoring and evaluating the management of the assets of the Fund by the sub-adviser. MFIA provides or arranges for the provision of the overall business management and administrative services necessary for the Company's operations and furnishes or procures any other services and information necessary for the proper conduct of the Company's business. MFIA also acts as liaison among, and supervisor of, the various service providers to the Company, including the custodian, transfer agent, administrator, and accounting services agent. MFIA is also responsible for: (1) setting the Fund's overall investment strategies, (2) where appropriate, recommending to the Company's Board of Directors the allocation and reallocation of assets among multiple sub-advisers, and (3) overseeing the Company's compliance with applicable law and with the Fund's investment objective, policies and restrictions. The sub-adviser provides the day-to-day portfolio management for the Fund.

The Current Advisory Agreement provides that MFIA may render similar services to others (although there is no current intent for MFIA to do so) so long as the services that it provides to the Company are not impaired thereby. The Current Advisory Agreement also provides that MFIA will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Company, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the Current Advisory Agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

Under the Current Advisory Agreement, MFIA receives a fee of 0.65% of the average daily net assets of the M International Equity Fund. MFIA retains 0.15% of the fee and the remaining amount is paid to the sub-adviser.

Description of the Amendment to the Investment Advisory Agreement

The terms of the Investment Advisory Agreement following the Amendment will be substantially similar to those of the Current Advisory Agreement, except that the management fee for the M International Equity Fund will increase due to the change in sub-adviser and the date of the Amendment will be different. The Current Advisory Agreement and form of Amendment are set forth in Appendix A to this Proxy Statement. Descriptions of the Amendment are qualified in their entirety by reference to the full text of the Amendment as set forth in Appendix A.

The Amendment, which will take effect upon shareholder approval, provides that the Fund shall compensate MFIA at the annual rate of 0.70%. MFIA will retain the first 0.15% of the fee and pay the remainder to the sub-adviser.

Comparison of Fee Rates under the Current Investment Advisory Agreement and the Amendment

The fee rates payable to MFIA under the Current Advisory Agreement are less than the fee rates payable to MFIA under the Amendment. The table below sets forth the management fee rates payable to MFIA under the Current Advisory Agreement and the Amendment as a percentage of the average daily net assets of the M International Equity Fund.

Management Fee Rates Payable to MFIA under the Current Investment Advisory Agreement	Management Fee Rates Payable to MFIA under the Amendment
0.65%[1]	0.70%

1 Prior to March 1, 2011, the fee payable to MFIA for the Fund was 0.95% on the first $10 million, 0.80% on the next $10 million, 0.60% on the next $30 million and 0.50% on amounts over $50 million. For the period October 1, 2010 through February 28, 2011, MFIA waived a portion of its fee payable so that the fee payable to MFIA was 0.65% of the Fund's average daily net assets.

Fees Paid Under the Current Investment Advisory Agreement and Amendment

For the fiscal year ended December 31, 2010 the M International Equity Fund paid aggregate advisory fees of $1,981,107, $439,055 of such amount was payable to MFIA and the remainder ($1,542,052) was payable to the sub-adviser. If the Amendment and the new sub-advisory agreement had been in place for the fiscal year ended December 31, 2010, the M International Equity Fund would have paid aggregate advisory fees of $2,048,924, with $439,055 of such amount payable to MFIA and the remainder ($1,609,869) payable to the sub-adviser. The difference between the amounts payable under the current agreement and the amounts that would have been payable if the Amendment and the new sub-advisory agreement had been in place was 0% for MFIA and 4.40% for the sub-adviser.

The table below provides the fees and expenses of the M International Equity Fund under the Current Advisory Agreement in comparison to Fund fees and expenses under the Amendment.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Annual Fund Operating Expenses under Current Investment Advisory Agreement	Estimated Annual Fund Operating Expenses under the Amendment
Management Fee	0.65%	0.70%
Distribution (12b-1) Fee	None	None
Other Expenses*	0.23%	0.23%
Total Annual Fund Operating Expenses	0.88%	0.93%

* For the period from May 1, 2011 to April 30, 2012, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. Fees and expenses shown are for the year ended December 31, 2010. Future fees and expenses may be different.

There are no fees or sales loads charged to your account when you buy or sell Fund shares. The fee table above does not include the fees and charges associated with variable annuity or variable life insurance products, which are disclosed separately in the prospectuses for those products. Fees and expenses for those products will typically include a sales load and/or a surrender charge as well as other charges for the insurance benefits. The fee table above also does not include any fees and charges incurred with respect to qualified retirement plans.

Example

This example is intended to help you compare the cost of investing in the M International Equity Fund with the cost of investing in other mutual funds. The example is also intended to compare the costs of investing in the M International Equity Fund under the Current Investment Advisory Agreement to the costs of investing in the Fund under the Amendment. The example assumes that you invest $10,000 in the M International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the M International Equity Fund's operating expenses, as noted in the Annual Fund Operating Expenses table above, remain the same. These expense examples do not reflect the fees and charges imposed by the applicable insurance company or retirement plan. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Example under Current Investment Advisory Agreement	Example under Amendment
1 year	$90	$95
3 years	$281	$296
5 years	$488	$515
10 years	$1,084	$1,143

In addition to the service as Adviser to the M International Equity Fund, MFIA serves as investment adviser to the funds listed below:

Fund	Net Assets of the Fund as of December 31, 2010	Contractual Annual Rates of Compensation to MFIA (based on each Fund's average daily net assets)
M Large Cap Growth Fund	$110,644,494	0.65% of first $50 million 0.60% of next $50 million 0.55% on amounts in excess of $100 million

M Capital Appreciation Fund	$156,460,422	0.90%

M Business Opportunity Value Fund	$78,650,421	0.65% of first $50 million 0.60% of next $50 million 0.55% of next $100 million 0.50% on amounts above $200 million

Basis for Directors' Approval of Amendment

The Directors approved the Amendment at their meeting held on March 1, 2011. The Directors considered information provided by MFIA. In considering whether to approve the Amendment, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Directors, including the Independent Directors, in connection with their approval of the Amendment included the following:

Capability, Nature, Extent and Quality of Services. The Board reviewed in detail the nature and extent of the services to be provided by MFIA under the terms of the Amendment. The Board considered the experience of MFIA as an investment manager. The Board concluded that the nature and extent of the services to be provided under the Amendment were reasonable and appropriate in relation to the advisory fees. The Board also reviewed the personnel at MFIA responsible for providing advisory services to the M International Equity Fund. The Board concluded that MFIA has the necessary staff to manage the relationship with the Fund's sub-adviser, the capability to continue to manage the Fund and that the information provided supported the approval of the Amendment.

Regulatory Compliance History. The Board considered the regulatory compliance history of MFIA. The Board concluded that the information provided supported the approval of the Amendment.

Investment Performance of the Fund. The Board noted that investment performance for each Fund is primarily determined by the investment decisions of its sub-adviser. The Board also noted that MFIA has the responsibility to manage each sub-advisory relationship and make decisions about when to recommend a change in sub-adviser. The Board concluded that MFIA is appropriately managing the sub-advisory relationship and that the information provided supported the approval of the Amendment.

Advisory Fees Payable. The Board considered the advisory fees that would be payable to MFIA. The Board noted that the increase in the management fee was due to an increase in the sub-advisory fee, which the Board believes was necessary and appropriate in order to retain the new sub-adviser. The amount of increase in the management fee is only intended to cover the amount of the increase in the sub-advisory fee. Therefore, the amount of the management fee retained by MFIA would remain the same. The Board considered the profitability and fall-out benefits, if any, to be received by MFIA. The Board used this information as a guide to help assess the reasonableness of the Fund's proposed advisory fee. The Board concluded that the proposed increase in the management fee was fair and reasonable and supported the approval of the Amendment.

Economies of Scale Realized as the Fund Grows. The Board considered the benefit to investors of economies of scale. The Board noted that the portion of the management fee retained by MFIA does not decrease at breakpoints, but instead remains fixed at 0.15% of the average daily net assets of the M International Equity Fund. However this is also true of the current management fee agreement and is not altered by the proposed amendment to the proposed Amendment. The Board noted that as assets in the Company's portfolios increase, fixed operating costs are spread over a larger asset base resulting in an overall reduced operating expense that is charged to shareholders. As the Sub-Adviser's relationship with the Company is new, no economies of scale have been recognized.

Operating Expenses of the Fund. The Board reviewed the operating expenses of the M International Equity Fund. The Board noted that in addition to MFIA's advisory fee, the Fund is also responsible for payment of a portion of the Company's operating expenses. The Board noted that MFIA has contractually agreed to reimburse the Fund for expenses (other than advisory fees, brokerage or other portfolio transaction expenses for litigation, indemnification or other extraordinary expenses) to the extent that they exceed 0.25% of the Fund's annualized average daily net assets. The Board concluded that MFIA's contractual obligation to limit operating expenses is in the best interests of shareholders. The Board concluded that the operating expenses of the Fund will continue to be fair and reasonable and support the approval of the Amendment.

Brokerage Transactions. The Board noted that the trading and execution for the Company's portfolios is handled at the sub-adviser level. The Board noted that the Company's Chief Compliance Officer reviews the sub-adviser's written policies and procedures for fair trading and best execution on an annual basis. The Board also noted that it is presented with quarterly reports of the sub-adviser's soft-dollar commission information and certifications that the soft dollar practices fall within the Section 28(e) safe harbor. The Board concluded that this information supported the approval of the Amendment.

Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded that it was in the best interest of the shareholders of M International Equity Fund to approve the Amendment. The

Directors also considered other factors, including the fact that the Fund would likely incur expenses including portfolio transaction expenses, in connection with the change in sub-adviser as described later in this Proxy Statement.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, the Directors, including the Independent Directors, concluded that the Amendment should be approved effective upon shareholder approval.

THE DIRECTORS OF THE COMPANY RECOMMEND THAT THE SHAREHOLDERS OF M INTERNATIONAL EQUITY FUND VOTE TO APPROVE THE AMENDMENT.

INFORMATION ON THE CHANGE IN SUB-ADVISER OF THE
M INTERNATIONAL EQUITY FUND

Overview and Related Information

On March 1, 2011, the Directors approved a new sub-advisory agreement for M International Equity Fund between MFIA and Northern Cross, LLC (the "New Sub-Advisory Agreement").

Brandes Investment Partners, Inc. ("Brandes") currently serves as the sub-adviser of the Fund. In determining to recommend the termination of Brandes as sub-adviser to the M International Equity Fund, MFIA considered, among other things, that Brandes had been underperforming relative to its benchmark. MFIA recommended the appointment of Northern Cross, LLC ("Northern Cross") to assume responsibility for the day-to-day management of M International Equity Fund. Upon the recommendation of MFIA and after carefully considering a variety of factors (as described below under "Basis for Directors' Approval of the New Sub-Advisory Agreement"), the Directors voted on March 1, 2011 to terminate the sub-advisory agreement between MFIA and Brandes and to approve the New Sub-Advisory Agreement. Under the 1940 Act, a mutual fund generally cannot enter into an advisory contract, such as a New Sub-Advisory Agreement, unless the shareholders of that fund vote to approve the new agreement. The Company and the Adviser have been granted an exemptive order from the Securities and Exchange Commission that allows the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with unaffiliated sub-advisers without obtaining shareholder approval. The New Sub-Advisory Agreement will become effective upon shareholder approval of the Amendment to the Advisory Agreement. If the Amendment to the Advisory Agreement is not approved, then the current advisory contract will continue in effect, and the Board of Directors will consider re-soliciting shareholder approval and other alternatives for portfolio management of the M International Equity Fund.

Description of the Investment Advisory Agreement

The investment advisory agreement with MFIA is described above under Proposal 2: "Description of the Current Investment Advisory Agreement" and that description is incorporated herein by reference.

Description of Northern Cross

Northern Cross, located at 125 Summer Street, Boston, MA 02110, is a Massachusetts limited liability corporation. Northern Cross is a Boston-based, independent investment management firm focused exclusively on international equity investing. The firm is equally owned by its four founding principals. Northern Cross has a consensus-driven approach that fully leverages the individual insights of its founders within a team-oriented culture. It is a true long-term investor with a unique investment philosophy that has been in place for over 25 years. Northern Cross is one of the largest managers of international equity assets and has a consistent record of delivering superior risk-adjusted returns.

Names, Addresses and Principal Occupations of Each Executive Officer and Each Director of Northern Cross

Name	Address	Principal Occupation
James Appleby	125 Summer St., Boston, MA 02110	Principal and Portfolio Manager

Jean-Francois Ducrest	125 Summer St., Boston, MA 02110	Principal and Portfolio Manager

James LaTorre	125 Summer St., Boston, MA 02110	Principal and Portfolio Manager

Edward E. Wendell, Jr.	125 Summer St., Boston, MA 02110	Principal and Portfolio Manager

Description of the Current Sub-Advisory Agreement

MFIA has delegated its responsibility under the Investment Advisory Agreement to provide portfolio management services to the M International Equity Fund to Brandes pursuant to the Current Sub-Advisory Agreement. The Directors approved the Current Sub-Advisory Agreement at a meeting held on January 11, 2000. The Board approved an amendment to the Current Sub-Advisory Agreement and the continuance of the Current Sub-Advisory Agreement at a meeting held on March 1, 2011. The Current Sub-Advisory Agreement has not been approved by the shareholders of the Fund as it was entered into pursuant to an exemptive order granted to the Company by the Securities and Exchange Commission that allows the Adviser, subject to certain conditions, to enter into new sub-advisory agreements with unaffiliated entities without obtaining shareholder approval. Under the terms of the Current Sub-Advisory Agreement, Brandes, using its own discretion and without prior consultation with MFIA, manages the investment operations and composition of the M International Equity Fund. Brandes determines the securities to be purchased and sold and places orders for such transactions. Brandes maintains the books and records of the M International Equity Fund with regard to these portfolio transactions. Brandes is also required to report periodically to MFIA and the Directors of the Company.

Effective March 1, 2011, the Current Sub-Advisory Agreement provides for sub-advisory fees payable to Brandes at an annual rate of 0.50% of the average daily net assets of the Fund. Prior to March 1, 2011, the fee payable to Brandes for the Fund was 0.95% on the first $10 million, 0.80% on the next $10 million, 0.60% on the next $30 million and 0.50% on amounts over $50 million. For the period October 1, 2010 through February 28, 2011, Brandes waived a portion of its fee payable so that the fee payable to Brandes was 0.50% of the Fund's average daily net assets. For the fiscal year ended December 31, 2010, the sub-advisory fees paid to Brandes for its services to the Fund under the Current Sub-Advisory Agreement were $1,542,052.

Description of the New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are similar to those of the Current Sub-Advisory Agreement, except that (a) the sub-advisory fee has increased; (b) all references to Brandes in the Current Sub-Advisory Agreement have been changed to Northern Cross in the New Sub-Advisory Agreement; and (c) the date of the New Sub-Advisory Agreement is different. The form of New Sub-Advisory Agreement is set forth in Appendix B to this Proxy Statement. Descriptions of the New Sub-Advisory Agreement are qualified in their entirety by reference to the full text of the Agreement as set forth in Appendix B.

The New Sub-Advisory Agreement, which will take effect upon shareholder approval of the Amendment to the Advisory Agreement, requires Northern Cross to manage the investment and reinvestment of the assets of the M International Equity Fund, subject to the supervision of MFIA. Under the terms of the New Sub-Advisory Agreement, Northern Cross is authorized to effect portfolio transactions for the Fund, using its own discretion and without prior consultation with MFIA. Northern Cross is required to report periodically to MFIA and the Directors of the Company.

The New Sub-Advisory Agreement provides that it will continue in effect for two years from the date of execution and thereafter from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund or by the Board and (ii) the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to the New Sub-Advisory Agreement must be approved by MFIA and Northern Cross and, if required by law, by a majority of the Independent Directors of the Company. The New Sub-Advisory Agreement may be terminated (i) at any time without penalty by the Board or by vote of a majority of the outstanding voting securities of the Fund; (ii) on not more than 60 days' or less than 30 days' written notice the MFIA; or (iii) upon 90 days' written notice by Northern Cross. The New Sub-Advisory Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

The New Sub-Advisory Agreement will automatically terminate if the Advisory Agreement is terminated.

The New Sub-Advisory Agreement provides that Northern Cross shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Comparison of Fee Rates Under the Current and New Sub-Advisory Agreements

The sub-advisory fee rates payable to Brandes under the Current Sub-Advisory Agreement are the less than the sub-advisory fee rates payable to Northern Cross under the New Sub-Advisory Agreement. The table below sets forth the sub-advisory fee rates payable to Brandes under the Current Sub-Advisory Agreement and the sub-advisory fee rates payable to Northern Cross under the New Sub-Advisory Agreement as a percentage of the average daily net assets of the Fund.

Sub-Advisory Fee Rates Payable to Brandes under the Current Sub-Advisory Agreement	Sub-Advisory Fee Rates Payable to Northern Cross under the New Sub-Advisory Agreement
0.50%	0.55%

Fees Paid Under the Current and New Sub-Advisory Agreements

Information about fees paid under the current and new sub-advisory agreements are provided above under Proposal 2: "Fees Paid Under the Current Investment Advisory Agreement and Amendment."

Northern Cross also serves as investment adviser or sub-adviser to the following accounts with a similar investment objective as the M International Equity Fund:

Name of Fund	Assets Under Management	Management Fee as a Percentage of Net Assets
Harbor International Fund	$34,191.1 million	0.38%
AXA/EQ International Value Plus	$480.4 million	0.55%
Litman/Gregory Masters' Select	$219.7 million	0.50%
State Farm Mutual Fund	$62.6 million	0.60%
State Farm Variable Product	$20.5 million	0.60%

Basis for Director's Approval of New Sub-Advisory Agreement

The Directors approved the New Sub-Advisory Agreement at their meeting held on March 1, 2011. The Directors considered the New Sub-Advisory Agreement in connection with a change in the sub-adviser for the M International Equity Fund from Brandes to Northern Cross. In considering whether to approve the New Sub-Advisory Agreement, the Directors noted that MFIA was recommending the change of sub-adviser and the approval of the New Sub-Advisory Agreement as in the best interest of the Fund and its shareholders. They also considered information provided by MFIA and by Northern Cross. In considering whether to approve the New Sub-Advisory Agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the

Directors, including the Independent Directors, in connection with their approval of the New Sub-Advisory Agreement included the following:

Capability, Nature, Extent and Quality of Services. The Board reviewed in detail the nature and extent of the services to be provided by Northern Cross under the terms of the New Sub-Advisory Agreement. The Board considered the experience of Northern Cross as an investment manager. The Board concluded that the nature and extent of the services to be provided under the New Sub-Advisory Agreement were reasonable and appropriate in relation to the sub-advisory fees. The Board also reviewed the personnel at Northern Cross responsible for providing sub-advisory services to the M International Equity Fund. The Board concluded that Northern Cross has the capability, resources and personnel necessary to manage the M International Equity Fund and that the information provided supported the approval of the New Sub-Advisory Agreement.

Regulatory Compliance History. The Board considered the regulatory compliance history of Northern Cross. The Board concluded that the information provided supported the approval of the New Sub-Advisory Agreement.

Investment Performance of the Fund. The Board considered the information about the performance of Northern Cross's International Equity Strategy, including information that compared the performance of the strategy to the performance of the relevant benchmark, the Morgan Stanley Capital International – Europe, Australasia, Far East Index. Northern Cross will use the international equity strategy to manage the Fund. The Board concluded that information provided supported the approval of the New Sub-Advisory Agreement.

Advisory Fees Payable. The Board considered the advisory fees that would be payable to Northern Cross. The Board compared the level of the proposed advisory fee for the Fund against the advisory fees charged by funds in its peer group. The Board also considered comparative total fund expenses of the Fund, taking into account the proposed increase to the advisory fee, compared to its respective peer group. Information and charts showing advisory fees for comparable funds was presented to the Board. The Board considered the profitability and fall-out benefits, if any, to be received by Northern Cross. The Board used this information as a guide to help assess the reasonableness of the Fund's proposed advisory fee. The Board concluded that the proposed advisory fees payable to Northern Cross were fair and reasonable and supported the approval of the New Sub-Advisory Agreement.

Economies of Scale Realized as the Fund Grows. The Board considered the benefit to investors of economies of scale. The Board noted that as the assets in the Fund increase, fixed operating costs are spread over a larger asset base resulting in an overall reduced operating expense that is charged to shareholders. As the Sub-Adviser's relationship with the Company is new, no economies of scale have been recognized.

Operating Expenses of the Fund. The Board reviewed the operating expenses of M International Equity Fund. The Board noted that in addition to MFIA's advisory fee, the Fund is also responsible for payment of a portion of the Company's operating expenses. The Board noted that MFIA has contractually agreed to reimburse the Fund for expenses (other than advisory fees, brokerage or other portfolio transaction expenses for litigation, indemnification or other extraordinary expenses) to the extent that they exceed 0.25% of the Fund's annualized average daily net assets. The Board concluded that MFIA's contractual obligation to limit operating expenses is in the best interests of shareholders. The Board concluded that the operating expenses of the Fund will continue to be fair and reasonable and support the approval of the New Sub-Advisory Agreement.

Brokerage Transactions. The Board considered Northern Cross's brokerage arrangements on behalf of the M International Equity Fund. The Board concluded that brokerage fees to be paid by the Fund, Northern Cross's trading practices support the approval of the New Sub-Advisory Agreement. There will be no soft dollar commissions associated with M International Equity Fund as managed by Northern Cross.

Based upon such information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded that it was in the best interest of the Fund's shareholders to approve the New Sub-Advisory Agreement. The Directors also considered other factors, including the fact that the Fund would likely incur expenses including portfolio transaction expenses, in connection with the change in sub-adviser to Northern Cross.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the New Sub-Advisory Agreement with Northern Cross should be approved for an initial two-year term commencing upon shareholder approval of the Amendment to the advisory agreement.

Restructuring Costs

Northern Cross reviewed the existing portfolio holdings of the M International Equity Fund to determine what holdings it expected to sell in order to realign the Fund's portfolio to include securities Northern Cross believed appropriate. Brokerage costs related to these realignment transactions are estimated to be $180,000.

The New Sub-Advisory Agreement for the M International Equity Fund does not require shareholder approval. We are not asking you for a proxy on this matter.

OTHER INFORMATION

Information about the Company

The Company is an open-end management investment company established as a Maryland corporation on August 11, 1995. The Company consists of four separate investment portfolios or funds (each a "Fund" and, collectively, the "Funds"), each of which is, in effect, a separate mutual fund. Each Fund is an open-end management investment company and is diversified. The Company issues a separate class of stock for each Fund representing fractional undivided interests in that Fund. By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund. Likewise, an investor shares pro rata in any losses of that Fund.

Investment Adviser. MFIA is the investment adviser of the Company. MFIA is controlled by M Financial Holdings Incorporated, which owns 100% of the voting securities of MFIA. MFIA was organized on September 11, 1995. Although MFIA is not primarily responsible for the daily management of the Funds, it oversees the management of the assets of the Funds by each of the sub-advisers. In turn, each sub-adviser is responsible for the day-to-day management of a specific Fund.

M Financial Holdings Incorporated does business under the name M Financial Group. M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group. As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends. M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Company and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents. Clients should be aware that these direct and indirect compensation arrangements may create economic incentives which could influence recommendations for the Funds. These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of "base" or standard contractual features; and (iii) products or services which provide revenue, including override commissions or potential reinsurance profits, to M Financial Group and could indirectly provide incentives to producers to recommend such products over similar products or services that do not provide revenue to M Financial Group.

Peter Mullin serves as a Director of the Company and is deemed to be interested because he owns or controls 20.99% (as of 12/31/10) of M Financial Holdings Incorporated, which controls MFIA. Lawton M. Nease serves as a Director of the Company and is deemed to be interested because he owns or controls 1.98% (as of 12/31/10) of M Financial Holdings Incorporated, which controls MFIA. JoNell Hermanson, President of the Company, serves as President of MFIA; David Lees, Secretary and Treasurer of the Company, serves as Secretary and Treasurer of MFIA; Shannon Hartwell, Chief Compliance Officer of the Company, serves as Chief Compliance Officer of MFIA.

Principal Underwriter. M Holdings Securities, Inc., an affiliate of MFIA, is the Company's principal underwriter. The address of M Holdings Securities, Inc. is 1125 NW Couch St., Suite 900, Portland, OR 97209.

Administrator. State Street Bank and Trust Company is the Company's administrator. The address of State Street Bank and Trust Company is 200 Clarendon Street, Boston, MA 02116.

Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on April 18, 2011 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix C lists the total number of shares outstanding as of April 18, 2011 for each class of each Fund's shares. It also identifies holders, as of April 18, 2011, of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Fund of the Directors and the executive officers of the Funds as of April 18, 2011.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Funds or by employees or agents of MFIA and their respective affiliated companies. In addition, Broadridge Financial Solutions, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $49,919.88.

Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, will be paid by the Funds. The costs of the solicitation attributed to Proposal 1 will be allocated proportionately across all Funds and the costs of solicitation attributable to Proposal 2 will be allocated to the M International Equity Fund.

Voting Process. You can vote in any one of the following four ways:

•  By Internet – Use the Internet to vote by visiting www.proxyweb.com.

•  By telephone – Use a touch-tone telephone to call toll-free 1-888-221-0697, which is available 24 hours a day.

•  By mail – Complete and return the enclosed proxy card.

•  In person – Vote your shares in person at the Meeting.

Shareholders who owned shares of the Funds on the Record Date are entitled to vote at the Meeting. Shareholders are entitled to cast one vote for each share, and a proportionate fractional vote for each fractional share, owned on the Record Date. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If you mail the enclosed proxy card and no choice is indicated for the proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of the proposal. Votes made through use of the Internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Company, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

Tabulation of Proxies. Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). For each of the Funds, thirty-three and 1/3 percent (33 1/3%) of the shares of the Fund outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote. The vote required to approve Proposal 1 is the affirmative vote of a majority of the shares of each Fund voted in person or represented by proxy at the Meeting. The vote required to approve Proposal 2 is the lesser of (1) 67% of the shares of the M International Equity Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the Record Date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the M International Equity Fund outstanding on the Record Date. If the required vote is not obtained for Proposal 2, the Directors will consider what other actions to take in the best interests of the M International Equity Fund and its shareholders.

Shares of the Funds are legally owned by a limited number of insurance companies (see Appendix C). However, those shares support the cash values of certain variable life insurance or variable annuity policies, and the owners of those policies can instruct the insurance companies on how to vote the shares attributable to their policies (this does not apply to shares owned by M Financial Holdings Inc. or M Life Insurance Co.). Each insurance company will follow those instructions, and also vote shares for which no instructions are received, or abstain from voting, in the same proportion for which it has received instructions from other policy owners (this is called "echo voting"). There is no quorum or minimum percentage or number of policy owner voting instructions that the insurance company must receive in order to use the echo voting procedure. This means that a minority of policy owners (based on their cash values attributable to the Fund(s)) can determine the outcome of a vote.

The approval of a proposal by any Fund is not contingent upon the approval of the proposal by any other Fund's shareholders.

Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on a proposal for a Fund, or if sufficient votes in favor of the proposal for a Fund are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned with respect to one or more Funds one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the relevant Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

The Meeting has been called to transact any business that properly comes before it. The only items of business that the Directors expect will come before the Meeting are (Proposal 1) the election of Directors and (Proposal 2) the approval of an amendment to the advisory agreement for M International Equity Fund. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Company has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. The Company does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Fund must be received by the Fund in writing a reasonable amount of time before the Company solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

Certain Directors of the Company

No Directors have any substantial interest, direct or indirect, by security holdings or otherwise, in the election of Directors, amendment of the investment advisory agreement for the M International Equity Fund or the new sub-advisory agreement for the M International Equity Fund.

MAY 9, 2011

Appendix A

M FUND, INC.

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of September, 2001, by and between M Fund, Inc., a corporation organized and existing under the laws of the State of Maryland (the "Fund"), and M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser").

WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

WHEREAS, the Adviser is duly registered as an investment adviser pursuant to the Investment Adviser Act of 1940; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to its Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, and such other portfolios as the Fund and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services. NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.  Duties of the Adviser. The Fund employs the Adviser:

(a)  to manage the investment and reinvestment of the assets;

(b)  to hire, and thereafter supervise the investment activities of, one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Fund, pursuant to a written sub-advisory agreement and subject to approval by:

(i)  the Fund's Board of Directors;

(ii)  the vote of a majority of Directors, who are not parties to such sub-advisory agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and

(iii)  except as otherwise permitted under the terms of any exemptive relief obtained from the Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s);

(c)  to continuously review, supervise and (except where delegated to a sub-adviser) administer the investment program of the Portfolios;

(d)  to determine in its discretion (except where delegated to a sub-adviser) the securities to be purchased or sold;

(e)  to provide the administrator of the Fund (the "Administrator") and the Fund with records concerning the Adviser's activities which the Fund is required to maintain; and

(f)  to render regular reports to the Administrator and to the Fund's officers and Directors concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Directors of the Fund and in compliance with such policies as the Directors may from time to time establish, and in compliance with the objectives, policies, and restrictions for each such Portfolio set forth in the Fund's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

The Adviser accepts such employment and agrees, at its own expense, to render the investment advisory services and to furnish, for the use of the Fund, office space and all necessary office facilities, equipment and personnel (including any sub-advisers) for servicing the investments of the Fund, maintaining its organization and assisting in providing shareholder communications and information services and to permit any of its officers and employees to serve, without compensation, as Directors or officers of the Fund if elected to such positions.

2.  Fees and Expenses.

(a)  Payable By the Fund. The Fund shall pay all of its expenses other than those expressly stated to be payable by the Adviser. The expenses payable by the Fund shall include, without limitation:

(i)  interest and taxes;

(ii)  brokerage commissions and other costs in connection with the purchase or sale of securities, commodities, and other investments for the Fund;

(iii)  fees and expenses of its Directors (other than those who are "interested persons" of the Fund or the Adviser);

(iv)  legal and audit expenses;

(v)  transfer agent expenses and expenses for servicing shareholder accounts;

(vi)  expenses of computing the net asset value of the shares of the Fund and the amount of its dividends;

(vii)  custodian fees and expenses;

(viii)  fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

(ix)  expenses of printing and mailing reports, notices and proxy materials to shareholders of the Fund;

(x)  the cost of share certificates, if any;

(xi)  reports, membership and dues in the Investment Company Institute or any similar organization;

(xii)  expenses of preparing and typesetting prospectuses;

(xiii)  expenses of printing and mailing prospectuses sent to existing shareholders;

(xiv)  such nonrecurring expenses as may arise, including expenses incurred in actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its officers and Directors in respect thereto; and

(xv)  such other expenses as the Directors may, from time to time, determine to be properly payable by the Fund.

(b)  Payable by the Adviser. The Adviser shall pay the following:

(i)  salaries and fees, if any, of all officers of the Fund and of all Directors of the Fund who are "interested persons" (as defined in the 1940 Act) of the Fund or of the Adviser and of all personnel of the Fund or Adviser performing services relating to research, statistical and investment activities;

(ii)  expenses of printing and distributing any prospectuses or reports prepared for its use or the use of the Fund in connection with the offering of the shares of the Fund's common stock for sale to the public;

(iii)  expenses of preparing and typesetting any other literature used by the Adviser in connection with such offering;

(iv)  the cost of any advertising employed in such offering; and

(v)  fees of any sub-adviser.

3.  Delivery of Documents. The Fund has furnished Adviser with copies properly certified or authenticated of each of the following:

(a)  The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this agreement and as amended from time to time, are herein called the "Articles of Incorporation");

(b)  Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws");

(c)  Current Prospectus(es) of the Portfolios.

4.  Other Covenants. The Adviser agrees that it will:

(a)  comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law; and

(b)  (directly or indirectly through one or more sub-advisers) place orders pursuant to its investment determinations for the Portfolios either directly with the issuer of the security or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser (directly or indirectly through one or more sub-advisers) will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser, and any sub-advisers, shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser and any sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or sub-adviser or their affiliates may exercise investment discretion. The Adviser is authorized (and may authorize a sub-adviser), subject to the prior approval of the Fund's Board of Directors, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser or sub-adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser or sub-adviser to the Portfolio. In addition, the Adviser is authorized (and may so authorize any sub-adviser) to allocate purchase and sale orders for Portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or sub-adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Adviser or sub-adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, or any affiliated person of the Fund, the Adviser, or that Portfolio's sub-adviser, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

5.  Compensation of the Adviser. For the services to be rendered by the Adviser pursuant to this Agreement, the Fund shall pay to the Adviser, and the Adviser agrees to accept as full compensation therefor, an advisory fee for each Portfolio at the rates specified in Schedule A, which is attached hereto and made a part of this Agreement. The Fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of each Portfolio and shall be paid to the Adviser monthly. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

  No Portfolio of the Fund shall be liable for the obligations of any other Portfolio of the Fund. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio. All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

6.  Excess Expenses. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by an applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

  However, the Adviser will not bear expenses of the Fund or any Portfolio which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 6 shall be settled on a monthly basis (subject to fiscal year-end reconciliation, resulting perhaps in the Adviser's recovery of some fees waived earlier in the fiscal year) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

7.  Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Fund, if applicable, the same such documents and information pertaining to any sub-adviser as the Fund may reasonably request.

8.  Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Fund or the size or position obtainable for or disposed of by the Fund or any Portfolio.

9.  Certain Records. The Adviser shall keep and maintain, or shall arrange for the sub-adviser of a Portfolio to keep and maintain, all books and records with respect to each Portfolio's portfolio transactions required by Rule 31a-1 under the 1940 Act and shall render to the Board of Directors of the Fund such periodic and special reports as the Board of Directors may reasonably request. The Adviser shall also furnish to the Fund any other information that is required to be filed by the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Adviser agrees that all records that it (or any sub-adviser) maintains on behalf of the Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Adviser upon the termination of this Agreement (or, if there is no successor Adviser, to the Fund).

10.  Limitation of Liability of the Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 10, the term "Adviser" shall include not only the Adviser itself but also shareholders, directors, officers, employees and other corporate agents of the Adviser).

11.  Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as Directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Fund's Prospectus as required by law. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Directors, subject to the rules and regulations of the SEC.

12.  Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from the date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

  This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment.

  As used in this Section 12, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

13.  Governing Law. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

14.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile, or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	M Financial Investment Advisers, Inc. 1125 NW Couch Street Suite 900 Portland, OR 97209 Attn: President

To the Fund at:	M Fund, Inc. 1125 NW Couch Street Suite 900 Portland, OR 97209 Attn: President

  Each such notice, advice or report shall be effective upon receipt or three days after mailing.

15.  Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.  Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

17.  1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

M FUND, INC.		M FINANCIAL INVESTMENTADVISERS, INC.

By: Title:	/s/ Daniel Byrne ________________________ President	By: Title:	/s/ Daniel Byrne ________________________ President

Attest: Title:	/s/ Lindy Feneide ________________________ Administrator, M Funds	Attest: Title:	/s/ Lindy Feneide ________________________ Administrator, M Funds

Schedule A
to the
Investment Advisory Agreement
between
M Fund, Inc.
and
M Financial Investment Advisers, Inc.

Pursuant to Section 5, the Fund shall pay the Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation
Brandes International Equity Fund	1.10% of first $10 million 0.95% of next $10 million 0.75% of next $30 million 0.65% on amounts above $50 million

Turner Core Growth Fund	0.45%

Frontier Capital Appreciation Fund	0.90%

Business Opportunity Value Fund	0.65% of first $50 million 0.60% of next $50 million 0.55% of next $100 million 0.50% on amounts above $200 million

AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment (the "Amendment") is made and entered into effective March 1, 2011 among M Financial Investment Advisers, Inc., a Colorado corporation (the "Adviser") and M Fund, Inc. a Maryland corporation (the "Fund" and with the Adviser, the "Parties").

RECITALS

A.  The Parties entered into an Investment Advisory Agreement dated September 1, 2001, as amended (the "Agreement").

B.  The Parties desire to amend the Agreement to revise the fee schedule set forth on Schedule A to the Agreement as a result of Brandes Investment Partners, L.P. decreasing the sub-advisory fee it charges to manage the M International Equity Fund.

AGREEMENT

1.  Amendment. Schedule A is amended to read in its entirety to as set forth in Schedule A to this Amendment.

3.  Other Provisions. The provisions of the Agreement that are not amended or deleted by this Amendment remain unchanged and in full force and effect.

4.  Defined Terms. All capitalized terms used, but not defined in this Amendment, have the definitions given them in the Agreement.

5.  Signatures. This Amendment may be signed in counterparts. A fax of portable document format (pdf) transmission of a signature page will be considered an original signature page. At the request of a Party, the other Party will confirm a fax- or pdf-transmitted signature page by delivering an original signature page to the requesting Party.

[This space is intentionally blank.]

The Parties have caused this AMENDMENT TO ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL ADVISERS, INC.

/s/ JoNell Hermanson

By: JoNell Hermanson, President

M FUND, INC.

/s/ JoNell Hermanson

By: JoNell Hermanson, President

Schedule A
to the
Investment Advisory Agreement
between
M Fund, Inc.
and
M Financial Investment Advisers, Inc.

Pursuant to Section 5, the Fund shall pay the Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation
M International Equity Fund	0.65%

M Large Cap Growth Fund	0.50% on the first $50 million 0.45% on the next $50 million 0.40% on all assets thereafter

M Capital Appreciation Fund	0.90%

M Business Opportunity Value Fund	0.65% of first $50 million 0.60% of next $50 million 0.55% of next $100 million 0.50% thereafter

FORM OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

This Amendment (the "Amendment") is made and entered into effective March 1, 2011 among M Financial Investment Advisers, Inc., a Colorado corporation (the "Adviser") and M Fund, Inc. a Maryland corporation (the "Fund" and with the Adviser, the "Parties").

RECITALS

A.  The Parties entered into an Investment Advisory Agreement dated September 1, 2001, as amended (the "Agreement").

B.  The Parties desire to amend the Agreement to revise the fee schedule set forth on Schedule A to the Agreement as a result of replacing the sub-adviser to the M International Equity Fund.

AGREEMENT

1.  Amendment. Schedule A is amended to read in its entirety to as set forth in Schedule A to this Amendment.

2.  Other Provisions. The provisions of the Agreement that are not amended or deleted by this Amendment remain unchanged and in full force and effect.

3.  Defined Terms. All capitalized terms used, but not defined in this Amendment, have the definitions given them in the Agreement.

4.  Signatures. This Amendment may be signed in counterparts. A fax of portable document format (pdf) transmission of a signature page will be considered an original signature page. At the request of a Party, the other Party will confirm a fax- or pdf-transmitted signature page by delivering an original signature page to the requesting Party.

[This space is intentionally blank.]

The Parties have caused this AMENDMENT TO ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL ADVISERS, INC.

By: JoNell Hermanson, President

M FUND, INC.

By: JoNell Hermanson, President

Schedule A
to the
Investment Advisory Agreement
between
M Fund, Inc.
and
M Financial Investment Advisers, Inc.

Pursuant to Section 5, the Fund shall pay the Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation
M International Equity Fund	0.70%

M Large Cap Growth Fund	0.50% on the first $50 million 0.45% on the next $50 million 0.40% on all assets thereafter

M Capital Appreciation Fund	0.90%

M Business Opportunity Value Fund	0.65% of first $50 million 0.60% of next $50 million 0.55% of next $100 million 0.50% on all assets thereafter

Appendix B

M FUND, INC.

FORM OF
INVESTMENT SUB-ADVISORY AGREEMENT
For The
M INTERNATIONAL EQUITY FUND

THIS AGREEMENT made and entered into this __th day of ________, 2011, by and between M Financial Investment Advisers, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Adviser"), and Northern Cross, LLC, a limited liability company organized and existing under the laws of the State of Massachusetts (the "Sub-Adviser").

WHEREAS, M Fund, Inc., a Maryland corporation (the "Fund"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is a series fund with a number of portfolios; and

WHEREAS, the Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940 (the "Advisers Act").

WHEREAS, the Adviser has entered or will enter into an Investment Advisory Agreement (the "Advisory Agreement") with the Fund, pursuant to which the Adviser will act as investment adviser to the M International Equity Fund portfolio of the Fund (the "Portfolio"), which is a series of the Fund; and

WHEREAS, the Adviser, with the approval of the Fund, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services.

WHEREAS, the Sub-Adviser is registered as an investment adviser pursuant to the Advisers Act.

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.  Duties of the Sub-Adviser. Subject to supervision by the Adviser and the Fund's Board of Directors (the "Board), the Sub-Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio, including the purchase, retention and disposition of securities and other assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

(a)  The Sub-Adviser shall provide supervision of the Portfolio's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Portfolio, and what portion of the assets will be invested or held uninvested in cash.

(b)  In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and Bylaws (as such terms are defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code (the "Code") of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)  The Sub-Adviser shall determine the securities to be purchased or sold by the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Portfolio's Registration Statement (as defined herein) and Prospectus or as the Board of Directors or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Sub-Adviser or an affiliate of the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, subject to compliance with said Section 28(e), to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer — viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to the Portfolio. The Sub-Adviser shall certify quarterly to the Fund as to the Sub-Adviser's compliance with Section 28(e). In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for the Portfolio's portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Sub-Adviser) to take into account the sale of variable contracts investing through separate accounts in the Fund if the Sub-Adviser believes that the quality of the transactions and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Sub-Adviser, the Adviser, or any affiliated person of either the Fund, the Sub-Adviser or the Adviser, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC") and the 1940 Act.

(d)  The Sub-Adviser shall maintain all books and records with respect to the Portfolio's portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board such periodic and special reports as the Adviser or Board may reasonably request.

  The Sub-Adviser shall keep the Portfolio's books and records required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information that is required to be filed by the Adviser or the Fund with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Fund obtains from the SEC. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are the property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of this Agreement (or, if there is no successor Sub-Adviser, to the Adviser).

(e)  The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's assets and shall provide the Adviser with such information upon request of the Adviser.

(f)  The Sub-Adviser shall cooperate with the Adviser, its representatives, and any third party retained thereby upon the Adviser's exercise of its right, granted hereby, to compel an audit of the Portfolio's financial records, examine records of the Portfolio's portfolio transactions, and/or make a copy of such records.

(g)  The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Fund.

(h)  The Sub-Adviser shall promptly notify the Adviser of any material financial condition affecting the Sub-Adviser that is likely to impair the Sub-Adviser's ability to fulfill its commitments under this Agreement

(i)  Unless the Adviser advises the Sub-Adviser in writing that the right to vote proxies has been expressly reserved to the Adviser or otherwise delegated to another party, the Sub-Adviser shall exercise voting rights incident to any securities held in the Portfolio without consultation with the Adviser, provided that the Sub-Adviser will follow any written instructions received from the Adviser with respect to voting as to particular issues. The Sub-Adviser shall further respond to all corporate action matters incident to the securities held in the Portfolio including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations. The Sub-Adviser shall provide to the Adviser the Portfolio's proxy voting record as may be required to comply with all applicable regulatory disclosure and filing requirements.

(j)  The Sub-Adviser shall timely provide such information and data as may be reasonably requested by the Adviser regarding the Sub-Adviser's management of the Portfolio's assets, including, but not limited to, semiannual written Portfolio manager commentary and analysis, portfolio holdings and positions, and country and industry diversification tables.

(k)  The Sub-Adviser shall provide to the Adviser in a timely manner, such information as is needed by the Fund to properly prepare registration statements, proxy statements, and other documents required by SEC rules and regulations, including but not limited to information required by Items 5(a), 14, and 15 of SEC Registration Statement Form N-1A. The Sub-Adviser shall promptly, but in any event within five business days, inform the Adviser of any material change in such information.

(l)  The Sub-Adviser shall furnish the Adviser with any further documents, materials or information that Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

  Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

2.  Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3.  Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

(a)  The Fund's Articles of Incorporation, as filed with the Secretary of State of the State of Maryland (such Articles of Incorporation, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Articles of Incorporation");

(b)  Bylaws of the Fund (such Bylaws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "Bylaws"); and

(c)  The SEC Registration Statement for the Fund (the "Registration Statement")

  The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

4.  Compensation of the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser shall pay to the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rates specified in Schedule A, which is attached hereto and made part of this Agreement. The fee shall be calculated by applying a daily rate, based on the annual percentage rates as specified in Schedule A, to the average daily net assets of the Portfolio and shall be paid to the Sub-Adviser quarterly. The Sub-Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

5.  Limitation of Liability of the Sub-Adviser. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Portfolio or the Adviser in connection with performance of the Sub-Adviser's obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. This provision shall survive termination of this Agreement.

  Adviser shall reimburse, indemnify, and hold harmless Sub-Adviser, individually and as sub-adviser, of and from any and all expenses, losses, damages, liabilities, demands, charges, and claims of any kind or nature (including attorneys' fees) whatsoever, arising from the operations and management of the Portfolio except where such expense, loss, damage, liability, demand, charge, or claim is the result of an occurrence described in the foregoing paragraph for which the Sub-Adviser is determined to be liable.

6.  Reports. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Sub-Adviser or its clients in any way prior to the use thereof and not to use such material if the Sub-Adviser reasonably objects to the use thereof in a writing received by the Adviser within five business days (or such other period as may be mutually agreed) after the Sub-Adviser's receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

  During the term of this Agreement, the Sub-Adviser agrees to furnish the Adviser at its principal office all sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to the Adviser, its clients or the Fund in any way prior to the use thereof and not to use such material if the Adviser reasonably objects to the use thereof in a writing received by the Sub-Adviser within five business days (or such other period as may be mutually agreed) after the Adviser's receipt thereof. The Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Adviser, its clients or the Fund. The Sub-Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Adviser or its clients in any way are consistent with those materials previously approved by the Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

7.  Representations of Sub-Adviser. Sub-Adviser represents, warrants, and agrees as follows:

(a)  The Sub-Adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement;

(iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(b)  The Sub-Adviser has adopted a written code of ethics (the "Sub-Adviser Code") complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser with a copy of the Sub-Adviser Code, together with evidence of its adoption. The Sub-Adviser certifies that it has adopted procedures reasonably necessary to prevent "access persons" as defined in Rule 17j-1 ("Access Persons") from violating the Sub-Adviser Code. On a quarterly basis, the Sub-Adviser will either: (i) certify to Adviser that the Sub-Adviser and its Access Persons have complied with Sub-Adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-Adviser Code which have occurred with respect to the Fund. In addition, the Sub-Adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-Adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-Adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser Code.

(c)  The Sub-Adviser has provided the Adviser, and the Adviser acknowledges having received, a description or copy of the Sub-Adviser's policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how the Sub-Adviser has voted proxies relating to securities held by the Fund. The Sub-Adviser shall promptly, but in any event within five business days, inform the Adviser of any material changes to such policies and procedures.

(d)  The Sub-Adviser has adopted and implemented written policies and procedures pursuant to Rule 206(4)-7 under the Advisers Act (copies of which have been provided to the Adviser, receipt of which is hereby acknowledged by the Adviser, and which are subject to review and approval by the Adviser and the Board) reasonably designed to prevent violation, by the Sub-Adviser and its supervised persons, at all times of all applicable provisions of the Advisers Act, and any rules and regulations adopted thereunder. The Sub-Adviser shall promptly, but in any event within five business days, notify the Adviser of any changes in the written policies and procedures.

(e)  The Sub-Adviser shall be responsible for ensuring that the Portfolio: (i) complies with the diversification requirements of Section 817(h) of the Code and regulations issued thereunder as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued, and (ii) continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.

(f)  The Sub-Adviser shall be responsible for ensuring compliance, by itself and its supervised persons, with the provisions of the Registration Statement and the Articles and Bylaws of the Fund.

(g)  In order that the Board and the Fund's chief compliance officer may fulfill their obligations under Rule 38a-1 under the 1940 Act (and in addition to, and without limiting, its duties and obligations under other provisions of this Agreement), the Sub-Adviser agrees that (i) the policies and procedures established by the Sub-Adviser for managing the Portfolio, including, but not limited to all policies and procedures designed to ensure compliance with applicable federal and state laws and regulations governing the Sub-Adviser/client relationship and management and operation of the Portfolio, shall be made available for inspection by the Adviser and its authorized representatives, including the Fund's and the Adviser's chief compliance officers, not less frequently than annually; (ii) the Fund's chief compliance officer, and her (or his) agents and representatives, shall have reasonable access to the Sub-Adviser's directors, officers, and employees, and reasonable access to the Sub-Adviser's offices and facilities; and (iii) it will complete and promptly return to the Fund an annual due diligence questionnaire provided by the Fund.

8.  Nondisclosure. The Sub-Adviser acknowledges it is subject to and will abide by Section 204A of the Advisers Act regarding the misuse of non-public information.

(a)  In addition to and without limiting the generality of the foregoing, the Sub-Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, use or disclose any confidential or proprietary information of the Adviser or relating to the Fund (including, without limitation, any information or data with respect to the investment activities of the Fund or the terms of the Advisory Agreement) to any unaffiliated third party, or use the name of the Adviser or any of the Adviser's subsidiaries or affiliates; provided, that the Sub-Adviser may disclose any confidential or proprietary information (i) with the prior written approval of Adviser or (ii) to a regulatory authority, so long as Sub-Adviser shall have given Adviser written notice of any such required disclosure at least five (5) business days prior to disclosure and agrees to assist the Adviser in obtaining a protective order or other similar relief.

(b)  The Adviser shall not, and shall cause its affiliates, officers, directors, employees and representatives not to, disclose confidential or proprietary information of the Sub-Adviser to any unaffiliated third parties; provided, that the Adviser may disclose any confidential or proprietary information regarding the Sub-Adviser (i) with the prior written approval of the Sub-Adviser or (ii) to a regulatory authority, so long as the Adviser shall have given the Sub-Adviser written notice of any such required disclosure at least five (5) business days prior to disclosure and agrees to assist the Sub-Adviser in obtaining a protective order or other similar relief; provided further, that the Adviser shall have the right to use the Sub-Adviser's name in public relations and marketing material.

(c)  The foregoing restrictions shall not apply to any information that: (i) is or becomes a matter of general public knowledge without any violation of the Advisory Agreement on the part of the disclosing party; (ii) was available to a party or any of its affiliates, officers, directors, employees or representatives on a non-confidential basis prior to the disclosure of such information by the disclosing party; or (iii) comes into possession of a party hereto from any third party not affiliated with either party hereto properly in possession of such information and not known by such third party to have been obligated to keep such information confidential.

9.  Indemnification. Subject to the provisions of Section 5 hereof, the Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance by the Sub-Adviser of its duties under this Agreement. This provision shall survive termination of this Agreement.

10.  Duration and Termination. This Agreement shall become effective upon its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that at any time the Adviser shall have obtained exemptive relief from the SEC permitting it to engage a sub-adviser without first obtaining approval of the Agreement from a majority of the outstanding voting securities of the portfolio(s) involved, this Agreement shall become effective upon its approval by the Fund's Board of Directors. Any sub-adviser so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act, until such shareholder approval is obtained.

  This Agreement shall continue in effect for a period of one year from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Portfolio at any time, without the payment of any penalty, by the vote of a majority of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party, or (c) the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other party. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Fund. As used in this Section 10, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

11.  Governing Law. This Agreement shall be governed by the internal laws of the State of Maryland, without regard to conflicts of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

12.  Severability. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors.

13.  Notice. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered by hand, transmitted by electronic facsimile or in portable document format (pdf), or mailed by registered, certified or overnight United States mail, postage prepaid, or sent by overnight delivery with a nationally recognized courier, addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:	M Financial Investment Advisers, Inc. M Financial Plaza 1125 NW Couch Street, Suite Portland, OR 97202 Attn: President

To the Sub-Adviser at:	Northern Cross, LLC 125 Summer Street Boston, MA 02110

  Each such notice, advice or report shall be effective upon receipt or three days after mailing.

14.  Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

15.  1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this INVESTMENT SUB-ADVISORY AGREEMENT to be executed by their duly authorized officers as of the day and year first written above.

M FINANCIAL INVESTMENT ADVISERS, INC.	NORTHERN CROSS, LLC

By: ___________________________ Title: President	By: ___________________________ Title:__________________________

Schedule A
to the
Investment Sub-Advisory Agreement
between
M Financial Investment Advisers, Inc.
and
Northern Cross, LLC

Pursuant to Section 4, the Adviser shall pay the Sub-Adviser compensation at an effective annual rate as follows:

Name of Portfolio	Annual Rate of Compensation
M International Equity Fund	0.55%

Appendix C

Shares Outstanding
(as of April 18, 2011)

Fund	Number of Shares Outstanding
M International Equity Fund	23,735,728
M Large Cap Growth Fund	6,796,267
M Capital Appreciation Fund	6,173,834
M Business Opportunity Value Fund	7,089,331

Control Persons and Principal Shareholders

Shares of the Funds will be owned by qualified pension plans, retirement plans, and insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds. As of April 18, 2011, the ownership of each Fund was as follows:

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Business Opportunity Value Fund
M Financial Holdings Inc.	0.69%	2.14%	0.87%	2.61%
John Hancock Variable Life Insurance Co.	41.19%	48.11%	44.15%	35.79%
Pacific Life Insurance Co.	35.54%	41.62%	45.55%	49.00%
Pruco Life Insurance Company of Arizona	14.61%	1.92%	1.40%	3.20%
ING – Security Life of Denver	5.17%	1.74%	4.67%	3.53%
Lincoln National Life Insurance Co.	1.54%	2.43%	1.85%	2.97%
New York Life Insurance Co.	0.03%	0.00%	0.02%	0.06%
Nationwide Financial Services, Inc.	0.31%	0.22%	0.33%	0.34%
SunLife Insurance Co.	0.93%	1.82%	1.16%	2.50%

C-1

The addresses of each owner of the Funds' shares are as follows:

M Financial Holdings Incorporated, and M Life Insurance Co., M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, OR 97209

John Hancock Variable Life Insurance Company, 529 Main Street, Charlestown, MA 02129

Pacific Life Insurance Co., 700 Newport Center Drive, Newport Beach, CA 92660

Pruco Life Insurance Company of Arizona, 213 Washington Street, Newark, NJ 07102

ING – Security Life of Denver, 1290 Broadway, Denver, CO 80203

Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, IN 46802

New York Life Insurance Company, 169 Lackawanna Avenue, Parsippany, NJ 07054

Nationwide Financial Services, Inc., One Nationwide Plaza 1-09-V3, Columbus, Ohio 43215

SunLife Insurance Co., One Sun Life Executive Park, SC1335, Wellesley Hills, MA 02481-5699

As of April 18, 2011, the officers and the members of the Board of the Company, as a group, did not own shares of any of the Funds.

C-2

PROXY TABULATOR
P.O. BOX 9112	IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING: THE PROXY STATEMENT IS AVAILABLE AT WWW.PROXYWEB.COM
FARMINGDALE, NY 11735

M FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS

JUNE 17, 2011

THIS PROXY IS BEING SOLICITED ON
FUND NAME PRINTS HERE	BEHALF OF THE BOARD OF DIRECTORS

The undersigned revoke(s) all previous proxies and appoint(s) JoNell Hermanson, David Lees and Shannon Hartwell, or either one of them, attorneys, with full power of substitution to vote all shares of the above referenced fund (Fund) of M Fund, Inc. that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of M Financial Investment Advisers, Inc., 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, on Friday, June 17, 2011 at 10:00 a.m. Pacific time, and at any adjournments or postponements thereof.

Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Proxy Card must be signed and dated below:

Dated	2011

Signature(s) (if held jointly)	(Sign in the Box)

Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.

M Fund_0418/gv

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment in what they believe to be in the best interest of shareholders. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

1.	ELECTION OF DIRECTORS			FOR	WITHHOLD
				ALL	ALL
	Nominees:			NOMINEES	NOMINEES

	(01) Gerald Bidwell	(03) Neil E. Goldschmidt	(05) Peter W. Mullin

	(02) Allan S. Bufferd	(04) Bruce W. Madding	(06) Lawton M. Nease, III	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s)
preceding the name(s) of the nominee(s) on the line below.)

YOUR VOTE IS IMPORTANT.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MF1 - R

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys will vote in accordance with their best judgment in what they believe to be in the best interest of shareholders. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSALS.

1.	ELECTION OF DIRECTORS			FOR	WITHHOLD
				ALL	ALL
	Nominees:			NOMINEES	NOMINEES

	(01) Gerald Bidwell	(03) Neil E. Goldschmidt	(05) Peter W. Mullin

	(02) Allan S. Bufferd	(04) Bruce W. Madding	(06) Lawton M. Nease, III	☐	☐

(INSTRUCTION: To withhold authority to vote for any individual nominee(s) write the number(s)
preceding the name(s) of the nominee(s) on the line below.)

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

	To approve an amendment to the Investment Advisory Agreement by and between M Financial Investment Advisers, Inc. and M Fund, Inc. on behalf of the M International Equity Fund.	☐	☐	☐

YOUR VOTE IS IMPORTANT.

PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

MF2 - R